Exhibit 99.1

Enabling the IT and Telecommunications Industries Ticker Symbol: OTCQB:FTNW www.ftenet.com 1

FORWARD LOOKING STATEMENTS This presentation may contain forward - looking statements relating to the business of FTE Networks, Inc . (“FTE Networks” hereinafter) . All statements other than historical facts are forward - looking statements, which can be identified by the use of forward - looking terminology such as "believes," "expects" or similar expressions . These statements involve risks and uncertainties that may cause actual results to differ materially from those anticipated, believed, estimated or expected . These risks and uncertainties are described in detail in our filings with the Securities and Exchange Commission . Forward - looking statements are based on FTE Networks’ current expectations and beliefs concerning future developments and their potential effects on FTE Networks . There is no assurance that future developments affecting FTE Networks will be those anticipated by FTE Networks . FTE Networks undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws . 2

FTE NETWORKS A NETWORKING INFRASTRUCTURE SERVICE SOLUTIONS COMPANY WHAT WE DO Design , Build and Support the wireless and wireline networking infrastructures market WHO WE SERVE Telecommunications & Technology I ndustries 3

4 THE CUSTOMER SOLUTION CUSTOMER PAIN POINTS: ⁻ Consumer driving high demand to deliver large, ever - increasing amounts of content ⁻ Aggressively expanding their network capacity to address this ⁻ Can’t scale quick enough to support customer needs UNIQUE APPROACH : ₋ End to End integrated solutions VALUE ADD: ₋ Cost point engineering ₋ Superior provisioning and installation ₋ Improved performance and agility ₋ Experienced leadership

COMPETITIVE ADVANTAGE END TO END SOLUTIONS SMART DESIGN COST POINT ENGINEERING EFFICIENT PROJECT MANAGEMENT PROACTIVE MAINTENANCE PLANS 5 Cost point engineering and smart design to ensure speed to market and predictability Mobile and agile workforce delivers quality infrastructure installation and deployment Thorough evaluation of scope of work to enhance performance, increase speed to market and control costs Proactive maintenance plan to ensure longevity of customer assets

6 DESIGN Infrastructure Assessment Architecture and Design Test and Analysis Network Commission BUILD Permit Procurement Deployment and Installation Test and Turn Up MANAGE Quality Control Budget Reconciliation Workforce Management Speed to Market MAINTAIN Simulation Training Business Continuity & Disaster Recovery Preparedness Emergency Restoration Repair FTE NETWORKS APPROACH

LINES OF BUSINESS DATA CENTER INFRASTRUCTURE FIBER OPTICS WIRELESS INTEGRATION SURVEILLANCE & SECURITY

8 * Naples, FL Indianapolis, IN Denver, CO Ocala, FL St. Louis, MO Las Vegas, NV Charlotte, NC Des Moines , IA Boise, ID Manhattan, NY Lenexa, KS Seattle, WA MARKETS WE SERVE

Revenues $14,389 COGS 11,072 Gross Margins 3,317 Operating Gain (Loss) (1,833) Total Other (Expense) Income (1,722) Net (Loss) Income (3,555)$ x $ 14.4 Million in revenue x Built a $36 Million customer pipeline (75% committed) x Contracted marque customers x Added four (4) new markets – NY, NC, CO, IA x Closed $8.0 mm credit f acility/Successful tender of old notes x Relisted on the OTC 2015 FINANCIAL SUMMARY 2015 ACCOMPLISHMENTS 9

2016 » Increase revenues  by min. 50% » Diversify customer base » Market expansion  NE, SE, Mid West » Expand customer pipeline » Further penetrate existing customers » Increase margins  low 20+% in 2015 to 30+% in 2016 » Achieve profitability YEAR 2016 - CORPORATE OBJECTIVES 10

GROWING REVENUES □ Increase relationships with existing customers □ Add Account Executives to procure new customers □ Incorporate new service offerings to support customers needs □ Market expansion ENHANCING PROFITABILITY □ Improve implementation processes for optimal efficiency □ Procure customers with higher margin projects □ Increase sales within higher margins service offerings: o Data Center Infrastructure o ISP o Surveillance & Security □ OPEX savings initiatives □ Add On/Change Orders with existing customer base GROWTH STRATEGY 11

12 CAPITAL STRUCTURE Fiscal Year End: December 31 st Ticker : OTC: FTNW Stock Price: $0.03 Market Cap: $1.38 million Shares Outstanding: Common: 46,386,220 Preferred A: 501 Preferred A1: 296 Preferred D: 1,994,200 Preferred F: 917,461

13 MICHAEL PALLESCHI Chief Executive Officer, Chairman of the Board 19 years of executive management, operations and infrastructure deployment experience in the t elecommunications industry JOHN WOOD Chief Operating Officer 38 years of leadership experience in operations and outside plant construction in the t elecommunications and u tility industries CARLIE ANCOR Chief Technology Officer 22 years of experience in engineering and marketing of telecommunications infrastructure services JOHN KLUMPP Chief Strategy Officer, Board Director 36 years of experience in financial management, technology, commodity and risk management DAVID LETHEM Chief Financial Officer 30 years of experience in finance, accounting, audit and SOX compliance ANTHONY SIROTKA Sr. Vice President of Business Development 20 years of experience in the telecommunications and construction industries MANAGEMENT TEAM PREPARED FOR RAPID GROWTH KIRSTIN GOOLDY Chief Compliance Officer 20 years of experience in telecommunications and energy capital markets, M&A, financial, compliance and operational management SARAH WINNER Chief of Staff, VP of Marketing and Communications 11 years of experience in marketing, public relations, analyst relations and internal communications in the technology and telecommunications industries

www.ftenet.com CONTACT US MICHAEL PALLESCHI CEO / CHAIRMAN OF THE BOARD (239) 561 - 0112 Email: mpalleschi@ftenet.com KIRSTIN GOOLDY CHIEF COMPLIANCE OFFICER INVESTOR RELATIONS (239) 220 - 5730 Email: kgooldy@ftenet.com INVESTOR RELATIONS PORTER LEVAY & ROSE MICHAEL PORTER OR MATTHEW ABENANTE (212) 564 - 4700 Email: matthew@plrinvest.com PUBIC RELATIONS VP OF MARKETING & COMMUNICATIONS SARAH WINNER (239) 935 - 0400 Email: swinner@ftenet.com CORPORATE HEADQUARTERS 999 Vanderbilt Beach Rd., Suite 601 Naples, FL 34108 WEBSITE